                                                                    EXHIBIT 99.2

                            SHAREHOLDERS' AGREEMENT


         This Shareholders' Agreement (this "Agreement") dated as of the 8th day of January, 1998, ("Effective Date") is by and among CARRIZO OIL & GAS, INC., a Texas corporation (the "Company"), S.P. Johnson IV, Frank A. Wojtek, Steven A. Webster, Paul B. Loyd, Jr., Douglas A. P. Hamilton, DAPHAM Partnership L.P. and the Douglas A.P. Hamilton 1997 GRAT (individually, a "Major Shareholder" and collectively, the "Major Shareholders"); ENRON CAPITAL & TRADE RESOURCES CORP., a Delaware corporation ("ECT"); and JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP, a Delaware limited partnership ("JEDI II").

                              W I T N E S S E T H:

         WHEREAS, the Major Shareholders are the current owners of a substantial number of shares of Common Stock (as hereinafter defined);

         WHEREAS, contemporaneously herewith, ECT and JEDI II are to acquire a substantial number of shares of Series A Preferred Stock and Warrants (as hereinafter defined);

         WHEREAS, the Company, the Major Shareholders, ECT and JEDI II desire to enter into this Agreement to evidence their agreement regarding certain matters related to the Series A Preferred Stock and the Warrants.

         NOW, THEREFORE, in consideration of the mutual agreements and promises herein contained and on this date made and other consideration, the sufficiency of which is hereby acknowledged, the Major Shareholders, ECT, JEDI II and the Company, each with the other, do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the meanings indicated:

         Agreement: This Shareholders' Agreement, as the same may be supplemented or amended from time to time.

         Articles of Incorporation: means the Amended and Restated Articles of Incorporation of the Company.

         Board of Directors:  means the Board of Directors of the Company.

         Bylaws: means the Amended and Restated Bylaws of the Company, as amended.

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
         Common Stock: means the common stock, par value $.01 per share, of the Company or any successor class of the Company's common stock.

         Person: means an individual or individuals, a partnership, a corporation, a company, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other form of legal entity, or a governmental authority.

         Series A Preferred Stock: means the 9% Series A Preferred Stock, par value $0.01, having the relative rights, preferences, privileges and limitations set forth in the Statement of Resolution (attached hereto as Exhibit A) (the "Statement of Resolution").

         Stock Purchase Agreement: means the Stock Purchase Agreement dated January 8, 1998 between the Company, ECT and JEDI II (attached hereto as Exhibit B).

         Warrants: means the warrants which are exercisable for the purchase of 1,000,000 shares of Common Stock having the relative rights, preferences, privileges and limitations set forth in the Warrant Certificate (as defined in the Stock Purchase Agreement).

         1.2 For purposes of this Agreement, shares of Common Stock shall be deemed to be beneficially owned by a Person if such Person would be deemed to be the beneficial owner of such shares under Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (excluding the application of Rule 13d-5(b)(1) as a result of this agreement).


                                   ARTICLE II

                         TRANSFER RESTRICTION PROVISION

         2.1 Transfer Restriction. (a) Each of the Major Shareholders hereby agrees that it shall not, without the consent of ECT (acting on behalf of itself and JEDI II) (or if ECT, JEDI II and their respective Affiliates do not beneficially own the largest amount of the outstanding Series A Preferred Stock that is then beneficially owned by any shareholder, then only with the consent of the holders of a majority of the Series A Preferred Stock), transfer, assign, donate, sell, devise, encumber or in any other manner alienate (collectively "Transfer") any portion of the Common Stock beneficially owned by it as of the date hereof as set forth beside its signature (such shares, excluding the Nonrestricted Shares (as defined below), are referred to herein as the "Restricted Shares") provided that commencing on January 1, 1998 each of the Major Shareholders may Transfer during each calendar year through and including 2001 up to 20% of the number of shares of Common Stock owned by such Major Shareholder as of the date hereof and any portion of such shares permitted hereby to be Transferred in prior calendar years that were not so transferred or assigned (such shares that may be so Transferred are referred to herein as the "Nonrestricted Shares"). Further, each Major Shareholder shall retain the final 20% of its current holdings until no shares of the Series A Preferred Stock remains outstanding. Upon any redemption of any shares of the Series A Preferred Stock (the percentage of the outstanding shares so redeemed, being called the "Released Percentage"), a Released Percentage of the Restricted Shares shall thereupon be released from transfer restrictions imposed hereby (which release shall be in addition to the other releases from the transfer restrictions provided hereby).

         (b) No partition of the shares of a Major Shareholder between a Major Shareholder and his spouse upon divorce nor any assignment or transfer upon a Major Shareholder's death shall be considered a Transfer; provided that such spouse or such transferee upon death must, as a condition of such partition, assignment or transfer agree in writing to take such shares of Common Stock subject to the terms and conditions of this Agreement. Nothing in this Section 2.1 shall prevent a Major Shareholder from a Transfer of Restricted Shares to his Family Group; provided, that no Transfer may be made to a Major Shareholder's Family Group until the transferee has agreed in writing to be bound by the terms of this Agreement. "Family Group" means, with respect to a Major Shareholder, (a) the spouse of the Major Shareholder, or (b) any trust solely for the benefit of the Major Shareholder, the Major Shareholder's spouse, and/or their respective ancestors and/or descendants, including any descendants by adoption; provided, however, that the trustee or trustees (including any substitute or replacement trustee or trustees) must be a trustee on the date hereof or shall have been approved by ECT on behalf of itself and JEDI II, which approval may not be unreasonably withheld. Any Transfer back to a Major Shareholder from his Family Group shall not be restricted by this Section 2.1.

         (c) The restrictions of this Section 2.1 shall not prohibit the pledge of Common Stock of any Major Shareholder; provided, however, any transfer following such pledge in foreclosure, liquidation or otherwise in any attempt to realize upon the value of the pledged Common Stock shall be considered a Transfer hereunder.

                                  ARTICLE III

                         NEW SERIES OF PREFERRED STOCK

         3.1. Series A Preferred Stock. The Major Shareholders consent to the adoption of the Statement of Resolution and the consummation of all transactions contemplated therein.

         3.2     New Directors.

                 (a) The Major Shareholders (without limitation of the consent set forth in Section 3.1 above) consent to the provisions in the Statement of Resolution which provide that if the Company fails to redeem the required number of Series A Preferred Stock on January 8, 2005 or the applicable Redemption Date (as defined in the Statement of Resolution) ("Redemption Date") then the number of directors constituting the Board of Directors shall, effective as of the time of election of such additional directors as provided in the Statement of Resolution and without further action, be increased as set forth in the Statement of Resolution. The Major Shareholders further consent to the provisions of the Statement of Resolution which provide that such additional directors shall continue as directors and such additional voting right shall continue until such time as the Series A Preferred Stock presented for redemption and required to be redeemed as provided in Section 4(b) of the Statement of Resolution (excluding Section 4(b)(ii)(F) have been redeemed or all necessary funds have been set aside for payment as provided in Section 6 of the Statement of Resolution, as the case may be, at which time (A) such additional directors shall cease to be directors, (B) such additional voting right of the holders of Series A Preferred Stock shall terminate and (C) the number of directors constituting the Board of Directors shall, without further action, be decreased to that number of directors remaining as directors following the effect of clause (A) above (but subject to later adjustment in accordance with the Articles of Incorporation and the Bylaws), provided that this sentence shall not limit the effect of the preceding sentence upon the failure by the Corporation to redeem the required number of Series A Preferred Shares upon the occurrence of any subsequent redemption obligation provided in Section 4(b).

                 (b) The Major Shareholders hereby agree that they shall not object to or oppose any increase in the Board of Directors as contemplated in Section 3.1(a). Notwithstanding the foregoing, the foregoing does not constitute an agreement by the Major Shareholders as to the voting of their shares of Common Stock.

                 (c) Each Major Shareholder agrees without duplication to promptly provide ECT and JEDI II with copies of all Schedule 13D's, all Forms 4 and 5, and all amendments thereto pertaining to such Major Shareholder filed by them with the Securities and Exchange Commission.

                                   ARTICLE IV


                          BUSINESS OPPORTUNITY MATTERS

         Section 4.1 No Restrictions on Business Activities. The Major Shareholders consent to the provisions of the Stock Purchase Agreement which provide that:

                 a) Subject to the restrictions contained in the Stock Purchase Agreement and to the fullest extent permitted by law, neither ECT, JEDI II nor any of their Affiliates (as defined in the Stock Purchase Agreement) shall be expressly or implicitly restricted or proscribed pursuant to the Stock Purchase Agreement (attached hereto as Exhibit B), the relationship that exists between ECT, JEDI II and the Company or otherwise, from engaging in any type of business activity or owning an interest in any type of business entity, regardless of whether such business activity is (or such business entity engages in businesses that are) in direct or indirect competition with the businesses or activities of the Company or any of its Affiliates. Without limiting the foregoing, subject to the restrictions contained in the Stock Purchase Agreement and to the fullest extent permitted by law, (i) neither the Company nor its Affiliates nor any other Person shall have any rights, by virtue of the Basic Documents (as defined in the Stock Purchase Agreement), the relationship that exists between ECT, JEDI II and the Company or otherwise, in any business venture or business opportunity of ECT, JEDI II or any of their Affiliates, and neither ECT, JEDI II nor their Affiliates shall have any obligation to offer any interest in any such business venture or business opportunity to the Company, any Affiliate of the Company or any other Person, or otherwise account to any of such Persons in respect of any such business ventures, (ii) the activities of ECT, JEDI II or any of their Affiliates that are in direct or indirect competition with the activities of the Company or any of its Affiliates are hereby approved by the Majority Shareholders, and (iii) by virtue of the Basic Document (as defined in the Stock Purchase Agreement), it shall not be deemed a breach of any fiduciary or other duties, if any and whether express or implied, that may be owed by ECT, JEDI II or their Affiliates to the Company or its Affiliates for ECT or JEDI II to permit themselves or one of their Affiliates to engage in a business opportunity in preference or to the exclusion of the Company, its Affiliates or any other Person.

         (b) For purposes of Section 8.2 of the Stock Purchase Agreement, the term "Affiliate" when used to refer to Affiliates of ECT or JEDI II, shall exclude the Company and its Affiliates.


                                   ARTICLE V

                                 MISCELLANEOUS

         5.1. Remedies. Subject to Section 5.13 hereof, each party hereto acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

         5.2. Termination. The provisions of this Agreement shall terminate upon the earlier of (a) the date upon which neither ECT nor JEDI II hold any Series A Preferred Stock of the Company and (b) seven years from the date hereof.

         5.3. Amendment. This Agreement may only be amended by an instrument in writing signed by the parties hereto.

         5.4. Reliance. The parties hereto acknowledge and agree that the Persons signatory to the Stock Purchase Agreement are entering into such agreement in reliance on the terms and provisions of this agreement.

         5.5. Notices. Any notice, request, reply, instruction or other communication (herein severally and collectively called notice) in this Agreement provided or permitted to be given to the Company, any Major Shareholder, ECT or JEDI II must be given in writing and may be given or served by depositing the same in the United States mail, in certified or registered form, postage fully prepaid, addressed to the party or parties to be notified, with return receipt requested, or by delivering the same in person to such party or parties. Notice deposited in the United States mail, mailed in the manner hereinabove described, shall be effective upon deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice hereunder:

                 the address for ECT shall be:

                          Enron Capital & Trade Resources Corp.
                          1400 Smith Street
                          Houston, Texas 77002
                          Attn:  Donna W. Lowry
                          Phone:  713/853-6973
                          Fax:    713/646-3750

                 the address for JEDI II shall be:

                          Joint Energy Development Investments II
                            Limited Partnership
                          1400 Smith Street
                          Houston, Texas  77002
                          Attn:  Donna W. Lowry
                          Phone:  713/853-1939
                          Fax:    713/646-4039 or 713/646-4946

                 the address for the Company shall be:

                          Carrizo Oil & Gas, Inc.
                          14811 St. Mary's Lane, Suite 148
                          Houston, Texas 77079
                          Attn:  S.P. Johnson IV
                          Phone:  281/496-1352
                          Fax:    713/229-1522
                 the address for each of the Major Shareholders shall be:

                          S.P. Johnson IV                           Douglas A.P. Hamilton
                          14811 St. Mary's Lane, Suite 148          14811 St. Mary's Lane, Suite 148
                          Houston, Texas 77079                      Houston, Texas  77079

                          Frank A. Wojtek                           The Douglas A.P. Hamilton 1997
                          14811 St. Mary's Lane, Suite 148                   1997 GRAT
                          Houston, Texas 77079                      c/o Mr. Kim Baptiste
                                                                    Schulte Roth & Zabel L.L.P.
                          Steven A. Webster                         900 Third Avenue
                          14811 St. Mary's Lane, Suite 148          New York, New York  10022
                          Houston, Texas 77079
                                                                    DAPHAM Partnership, L.P.
                          Paul B. Loyd, Jr.                         c/o Mr. Kenneth Huff
                          14811 St. Mary's Lane, Suite 148          7629 N. Pinesview Avenue
                          Houston, Texas 77079                      Scottsdale, Arizona  85258

                                                                    and

                                                                    9256 N. Pelham Parkway
                                                                    Milwaukee, Wisconsin  53217

         5.6. GOVERNING LAW. THIS AGREEMENT SHALL BE SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         5.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, executors, distributees, successors and assigns. No rights under this Agreement may be assigned without the consent of the other parties hereto.

         5.8. Representations. Each of the Major Shareholders hereby represents and warrants that as of the date of the execution of this Agreement it beneficially owns all of (and not a greater number than) the number of shares of Common Stock set forth beside its signature, and that all such shares are held in the name set forth below its signature, except for less than 100,000 shares owned by Cerrito Partners in which Steven Webster is a beneficial owner.

         5.9. Invalid Provisions. Should any portion of this Agreement be adjudged or held to be invalid, unenforceable or void, such holding shall not have the effect of invalidating or voiding the remainder of this Agreement, and the portion so held invalid, unenforceable or void shall, if possible, be deemed amended or reduced in scope, or to otherwise be stricken from this Agreement to the extent required for the purposes of validity and enforcement thereof.

         5.10. Section Headings. The section and paragraph headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

         5.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

         5.12. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no agreements between the parties in connection with the subject matter hereof except as set forth specifically herein and therein.

         5.13 Dispute Resolution. (a) Any controversy, dispute or claim arising out of or relating to this Agreement, or the transactions contemplated hereby (a "Dispute") shall be resolved in accordance with this Section 5.13.


         (b) any party hereto may give any other party hereto written notice (a "Dispute Notice") of any Dispute which has not been resolved in the normal course of business. Within four (4) business days after delivery of the Dispute Notice, the receiving party shall submit to the party giving such Dispute Notice a written response (the "Response"). The Dispute Notice and the Response shall each include (i) a statement setting forth the position of the party giving such notice, a summary of the arguments supporting such position and, if applicable, the relief sought and (ii) the name and title of a senior manager of such party who has authority to settle the Dispute and will be responsible for the negotiations related to the settlement of the Dispute (the "Senior Manager").

         (c) Within four (4) business days after delivery of the Response provided for in Section 5.13(b), the Senior Managers of both parties shall meet or communicate by telephone at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, and shall negotiate in good faith to attempt to resolve the Dispute that is the subject of such Dispute Notice. If such Dispute has not been resolved within ten (10) business days after delivery of the Dispute Notice, then the parties shall attempt to settle the Dispute pursuant to Section 5.13(b).

         (d) If the Dispute has not been resolved by negotiation between the Senior Managers pursuant to Section 5.13(c), a neutral mediator acceptable to all parties to the mediation (the "Mediator") shall be appointed within four
(4) business days. The Mediator shall attempt, through negotiations in any manner deemed reasonably appropriate by the Mediator, in which the parties shall participate, to resolve the Dispute. The Mediator shall be compensated at a rate agreeable to all parties to the mediation and the Mediator. The Compensation and other expenses of the mediation shall be shared equally among all parties to the mediation.

         (e) In the event that the Dispute has not been resolved within five (5) business days after the appointment of the Mediator, the Dispute shall be resolved by arbitration administered by the American Arbitration Association (the "AAA") in accordance with the terms of this Section 5.13, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act. Judgment on any matter rendered by arbitrators may be entered in any court having jurisdiction. Any arbitration shall be conducted before three arbitrators. The arbitrators shall be individuals knowledgeable in the subject matter of the Dispute. ECT, if a party to the arbitration, or JEDI II, if a party to the arbitration, shall select one arbitrator, the Major Shareholders and the

Company shall jointly select one arbitrator and the two arbitrators so selected shall select the third arbitrator. If the third arbitrator is not selected within three (3) business days after the request for an arbitration, then any party to the mediation may request the AAA to select the third arbitrator. The arbitrators may engage engineers, accountants or other consultants they deem necessary to render a conclusion in the arbitration proceeding. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within forty-five (45) days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Houston, Texas. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrators shall make specific written findings of fact and conclusions of law. The arbitrators shall have the power to award recovery of all costs and fees to the prevailing party. All fees of the arbitrators and any engineer, accountant or other consultant engaged by the arbitrators, shall be paid one half by ECT and JEDI II and one half by the Major Shareholders and the Company jointly, unless otherwise awarded by the arbitrators.

         In addition, nothing in the preceding paragraph, nor in the exercise of any right to negotiate, mediate or arbitrate thereunder, shall limit the right of any party hereto to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any negotiation, mediation or arbitration proceeding. The institution and maintenance of any action for such relief, or the pursuit of provisional or ancillary remedies, shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to negotiation, mediation or arbitration, including those claims or disputes arising from the exercise of any relief or pursuit of provisional or ancillary remedies.

         (f)     All negotiations between the Senior Managers pursuant to this
Section 5.13 shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future negotiation, mediation, arbitration or litigation.

         5.14 Company a Party; Stop Transfer Instructions. The Company agrees to give effect to the transfer restrictions imposed by this Agreement by placing an "issuer hold" on the shares owned by the Major Stockholders and it will not release such issuer hold except for Nonrestricted Shares in accordance with the terms hereof, and the Company is entering into such Agreement solely for such purpose. Each Major Shareholder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Shares in order to implement the restrictions or transfer established in this Agreement. The Company agrees to keep a copy of this Agreement (as it may from time to time be amended) at its place of business and to make such Agreement subject to the same right of examination by shareholders of the Company, in person or by agent, attorney or accountant, as are the books and records of the Company.

         5.15 No Shareholders Meeting. The consents of the Major Shareholders given in this Agreement are not intended to and do not constitute the action on behalf of all shareholders of the Company, nor an action pursuant to a meeting of shareholders, nor an action by written consent without a meeting pursuant to Article 9.10 of the Texas Business Corporation Act.

         5.16 Reliance. Each Major Shareholder acknowledges that ECT and JEDI II, in making their investment in the Series A Preferred Stock and the Warrants, are relying on the representations, warranties and covenants of each Major Shareholder as set forth in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by themselves or by their respective representatives thereunto duly authorized as of the date first above set forth.

                                       CARRIZO OIL & GAS, INC.


                                       By:   /s/ S. P. Johnson IV
                                          ------------------------------------
                                          Name:
                                          Title:

                                       ENRON CAPITAL & TRADE RESOURCES CORP.



                                       By:   /s/ Timothy Detmering
                                          ------------------------------------
                                          Name:
                                          Title:

                                       JOINT ENERGY DEVELOPMENT
                                       INVESTMENTS II LIMITED PARTNERSHIP

                                       By: ENRON CAPITAL MANAGEMENT II
                                             LIMITED PARTNERSHIP,
                                             its sole general partner


                                             By:  ENRON CAPITAL II CORP., its
                                                    sole general partner


                                             By:   /s/ Timothy Detmering
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

Shares Owned:


  783,085                                        /s/ S.P Johnson IV
-----------                                    -------------------------------
                                                     S.P. Johnson IV


1,273,721                                        /s/ Frank A. Wojtek
-----------                                    -------------------------------
                                                     Frank A. Wojtek


1,371,016                                        /s/ Steven A. Webster
-----------                                    -------------------------------
                                                     Steven A. Webster


  800,796                                        /s/ Douglas A.P. Hamilton
-----------                                    -------------------------------
                                                     Douglas A.P. Hamilton


1,396,756                                        /s/ Paul B. Loyd, Jr.
-----------                                    -------------------------------
                                                     Paul B. Loyd, Jr.


                                               DAPHAM PARTNERSHIP L.P.


  395,960                                        /s/ Kenneth Huff
-----------                                    -------------------------------
                                                     Kenneth Huff,
                                                     General Partner


                                               DOUGLAS A.P. HAMILTON 1997 GRAT


  200,000                                        /s/ Kim E. Baptiste
-----------                                    -------------------------------
                                                     Kim E. Baptiste,
                                                     Trustee